UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2023

MSP Recovery, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39445	84-4117825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Le Jeune Road Floor 10
Coral Gables, Florida		33134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 614-2222

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LIFW	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	LIFWW	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $0.0001 per share	LIFWZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 11, 2022, the Securities and Exchange Commission (the "SEC") initiated an investigation of the Company, and requested documents relating to, among other matters, the business combination transaction with Lionheart Acquisition Corporation II consummated on May 23, 2022 and related matters. The Company received a subpoena dated March 1, 2023 from the SEC regarding the aforementioned subject matter, and subsequently received a subpoena on May 10, 2023 requesting documents in connection with the Company's financial statements for the periods ended June 30, 2022 and September 30, 2022 that required restatements as disclosed in the Company’s Form 8-K filed with the SEC on April 14, 2023.

In addition, on March 10, 2023, the Company received a subpoena from the U.S. Attorney’s Office in connection with a grand jury investigation in the U.S. District Court for the Southern District of Florida requesting certain information concerning the Company. To the best of the Company’s knowledge, the Department of Justice has not issued any target letters to anyone associated with the Company as a result of this investigation. (The United States Attorney's Manual states that a "target" is a person as to whom the prosecutor or the grand jury has substantial evidence linking him or her to the commission of a crime and who, in the judgment of the prosecutor, is a putative defendant.)

The Company has cooperated, and will continue to cooperate, fully with these inquiries. In connection with its review of the matters related to the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, a special committee of the Company's board of directors, along with external advisors retained thereby, also reviewed the subject matter of information requests related to the foregoing subpoenas. Based on this review, the Company believes that these investigations will be resolved without any material developments; however, there can be no assurance as to the outcome or future direction thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP Recovery, Inc.

Date:	August 1, 2023	By:	/s/ Alexandra Plasencia
		Name: Title:	Alexandra Plasencia General Counsel